UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2009

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2009, the Board of Directors of Broadwind Energy, Inc. (the “Company”) appointed Stephanie Kushner as the Company’s Chief Financial Officer and principal financial officer, each effective August 15, 2009.  Until that date, Ms. Kushner will serve in the role of financial and business advisor reporting directly to the Company’s Chief Executive Officer.

Kevin Johnson, currently serving as Interim Chief Financial Officer and acting principal financial and accounting officer, will remain in such roles until August 14, 2009.  As of August 15, 2009, Mr. Johnson will retain the role of principal accounting officer and assume the role of Corporate Controller and Chief Accounting Officer.

Ms. Kushner, 53, has 30 years of accounting and finance experience, including the last six years serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation.  Ms. Kushner held several global finance leadership positions with FMC Corporation and began her career with Amoco Corporation.  Ms. Kushner holds an MBA from the Wharton School and a bachelor’s degree in economics from Douglas College at Rutgers University.  Ms. Kushner has served on the Board of Directors of Wabash National Corporation since 2004 and currently chairs the audit committee.

In connection with Ms. Kushner’s appointment as the Company’s Chief Financial Officer, she will earn a new annualized base salary of $325,000, effective July 29, 2009.  Additionally, the Compensation Committee of the Board of Directors granted Ms. Kushner 25,000 stock options and 25,000 restricted stock units, each with a four-year vesting schedule under the Company’s 2007 Equity Incentive Plan.  Ms. Kushner’s annual bonus target will be 75% of her base salary.  For fiscal year 2009, Ms. Kushner’s bonus will be prorated for the amount of time she is employed by the Company during the year.  Ms. Kushner’s bonus payout for fiscal year 2009 will be based on individual objectives to be mutually agreed upon between the Company and Ms. Kushner by August 31, 2009.

The Employment Agreement of Ms. Kushner (the “Employment Agreement”), which is attached as Exhibit 10.1 to this Current Report, (i) provides for a two-year term with automatic renewal for successive one-year periods; (ii) sets forth the terms of the bonus awards for which Ms. Kushner is eligible; (iii) contains certain non-solicitation and non-compete restrictions for a period of 18 months and certain non-disparagement restrictions; and (iv) provides that, upon termination of Ms. Kushner’s employment by the Company without Cause or by Ms. Kushner for Good Reason (each as defined in the Employment Agreement), the Company shall pay to Ms. Kushner (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, with bonus payouts calculated by prorating Ms. Kushner’s target bonus amount for the year by the number of days she was employed by the Company during such year; (b) a lump sum severance payment of 18 months’ base salary; and (c) health insurance premiums for up to 18 months.

The Employment Agreement also provides that, upon a Change of Control (as defined in the Employment Agreement) and subsequent termination of Ms. Kushner’s employment by the Company without Cause or by Ms. Kushner for Good Reason, the Company shall pay to Ms. Kushner (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, with bonus payouts calculated by prorating Ms. Kushner’s target bonus amount for the year by the number of days she was employed by the Company during the such year; (ii) a lump sum severance payment of 36 months’ base salary; and (iii) health insurance premiums for up to 18 months.

In addition, upon a Change of Control, (i) all unvested awards held by Ms. Kushner under the Company’s 2007 Equity Incentive Plan shall become fully vested and, if applicable, immediately exercisable; (ii) each such award, and each already vested award, which is a stock option shall continue to be exercisable for the remainder of its term; and (iii) with respect to any award under the Company’s 2007 Equity Incentive Plan that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the Change of Control.

The foregoing summary does not report to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995—that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s SEC filings. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.                                         Financial Statements and Exhibits.

(d)                               Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Agreement, dated as of July 29, 2009, between Broadwind Energy, Inc. and Stephanie Kushner

99.1	Press Release dated August 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

August 3, 2009	By:	/s/ J. Cameron Drecoll
J. Cameron Drecoll
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Agreement, dated as of July 29, 2009, between Broadwind Energy, Inc. and Stephanie Kushner

99.1	Press Release dated August 3, 2009